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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 1997


                             UNITED AUTO GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      1-12297                  22-3086739
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                      Identification No.)





375 Park Avenue, New York, New York                          10152
(Address of principal executive offices)                   (Zip Code)



                                 (212) 223-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On June 27, 1997, United Auto Group, Inc. issued a press release announcing a proposed offering of $150.0 million aggregate principal amount of Senior Subordinated Notes due 2007 in a transaction under Rule 144A of the Securities Act of 1933, as amended. This current report on Form 8-K is being filed for the sole purpose of filing the press release, attached hereto as exhibit 99.1



ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired:  N/A

          (b)  Pro Forma Financial Information:  N/A

          (c)  Exhibits:

                99.1 Press Release relating to proposed offering of $150.0 million aggregate principal amount of Senior Subordinated Notes due 2007 in a transaction under Rule 144A of the Securities Act of 1933, as amended, issued June 27, 1997.



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                                  EXHIBIT INDEX



Exhibit No.              Document
-----------              --------
99.1 Press Release relating to proposed offering of $150.0 million aggregate principal amount of Senior Subordinated Notes due 2007 in a transaction under Rule 144A of the Securities Act of 1933, as amended, issued June 27, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UNITED AUTO GROUP, INC.



DATE: July 8, 1997                           By: /s/ Philip N. Smith,
                                                     --------------------
                                                     Philip N. Smith, Jr.
                                                     Vice President, Secretary
                                                     and General Counsel